BAIRD FUNDS, INC.

Prospectus Supplement
To Prospectus Dated May 1, 2003

Baird LargeCap Fund
Baird MidCap Fund

Referral Program

Robert W. Baird & Co. Incorporated, the investment adviser and distributor for shares of the Funds (the "Advisor"), has established a referral program pursuant to which it may pay cash compensation to its sales personnel and/or other brokers, dealers or financial intermediaries for sales of Institutional Class shares of the Funds. Compensation paid to participants in this program for sales of Institutional Class shares of the Funds may be more or less than compensation they receive for sales of shares of other investment companies.

The program is available to brokers, dealers and financial intermediaries that distribute shares of the Funds. The Advisor will pay compensation under the referral program out of its own resources. Accordingly, the referral program will not affect the price an investor will pay for Institutional Class shares of the Funds. Please see "Fees and Expenses of the Funds" in the prospectus for information about the Funds' fees and expenses.

Portfolio Holdings

Effective December 31, 2003, each Fund's portfolio holdings as of month end will be posted on the Funds' website at http://www.bairdfunds.com no earlier than 5 business days after month end. You may access a Fund's portfolio holdings by clicking on the "View Fund Holdings" link located next to the Fund's name.

The following discussion relates to the Baird LargeCap Fund (the "LargeCap Fund") only.

New Portfolio Manager

Effective January 1, 2004, Richard A. Burling will join the Advisor's investment management team as a co-manager of the LargeCap Fund. The following biography for Mr. Burling is added to the section titled "The Investment Management Team":

Richard A. Burling

Mr. Burling co-manages the LargeCap Fund. He is a Senior Vice President and Senior Portfolio Manager of the Advisor. Mr. Burling joined Baird Investment Management in 2001. Prior to joining the Advisor, he spent 14 years with Firstar Investment Research & Management Company, LLC ("FIRMCO"). He also served as a member of FIRMCO's Investment Policy Committee. Mr. Burling received his B.A. from Northwestern University in 1980 and his M.B.A. from the University of Wisconsin-Madison in 1982. He received the Chartered Financial Analyst designation in 1989.

The following discussion relates to the Baird MidCap Fund (the "MidCap Fund") only.

Amended Expense Cap Agreement

The Board of Directors of Baird Funds, Inc. (the "Company") has approved an amended expense cap agreement between the Advisor and the Company, on behalf of the MidCap Fund, pursuant to which the Advisor has agreed to lower the net annual operating expenses of the MidCap Fund.

Effective January 1, 2004, the Advisor has contractually agreed to limit the MidCap Fund's total operating expenses at 1.10% of the Investor Class' average daily net assets and 0.85% of the Institutional Class' average daily net assets. The following information replaces the existing annual fund operating expenses information for the MidCap Fund in the section titled "Fees and Expenses of the Funds."

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets; as a percent of average net assets)

	MidCap Investor Class Shares	MidCap Institutional Class Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1)[1] Fees	0.25%	None
Other Expenses[2]	0.64%	0.64%
Total Annual Fund Operating Expenses[3]	1.64%	1.39%
Less Expense Reimbursement	-0.54%	-0.54%
Net Annual Fund Operating Expenses	1.10%	0.85%

1

Because the Fund pays 12b-1 distribution fees for its Investor Class shares, which are based upon the Fund's assets attributable to the Investor Class, if you own Investor Class shares of the Fund for a long period of time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

2	"Other Expenses" are based on amounts incurred during the last fiscal year and include custodian, administration, transfer agency and other customary Fund expenses.
3

The Advisor has contractually agreed to limit the MidCap Fund's Total Annual Fund Operating Expenses to 1.10% of average daily net assets for the Investor Class Shares and 0.85% of average daily net assets for the Institutional Class shares of the Fund through December 31, 2004, with successive renewal terms of one year unless earlier terminated by either the Advisor or the MidCap Fund. The Advisor can recapture any expenses or fees it has waived or reimbursed within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Fund is not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

The date of this Prospectus Supplement is December 31, 2003. Please keep this Prospectus
Supplement with your records.

BAIRD FUNDS, INC.

Prospectus Supplement
To Prospectus Dated May 1, 2003

Baird Intermediate Bond Fund
Baird Aggregate Bond Fund
Baird Intermediate Municipal Bond Fund
Baird Core Plus Bond Fund

        Robert W. Baird & Co. Incorporated, the investment adviser and distributor for shares of the Funds (the "Advisor"), has established a referral program pursuant to which it may pay cash compensation to its sales personnel and/or other brokers, dealers or financial intermediaries for sales of Institutional Class shares of the Funds. Compensation paid to participants in this program for sales of Institutional Class shares of the Funds may be more or less than compensation they receive for sales of shares of other investment companies.

        The program is available to brokers, dealers and financial intermediaries that distribute shares of the Funds. The Advisor will pay compensation under the referral program out of its own resources. Accordingly, the referral program will not affect the price an investor will pay for Institutional Class shares of the Funds. Please see "Fees and Expenses of the Funds" in the prospectus for information about the Funds' fees and expenses.

The date of this Prospectus Supplement is December 31, 2003. Please keep this Prospectus
Supplement with your records.